UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                January 20, 2004

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                            New York, New York   10019
                        (Address of principal (Zip Code)
                               executive offices)

                         Registrant's telephone number,
                              including area code:

                                 (212) 526-7000





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Item 5.  Other Events and Regulation FD Disclosure

The Registrant's wholly-owned subsidiary, Neuberger Berman Inc., announced today that at December 31, 2003, the unaudited consolidated assets under management of Neuberger Berman Inc. and its subsidiaries were approximately $70.5 billion.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEHMAN BROTHERS HOLDINGS INC.
                                                     (Registrant)


Date:  January 20, 2004                     By:     /s/ David Goldfarb
                                                -------------------------------
                                                    David Goldfarb
                                                    Chief Financial Officer
                                                   (Principal Financial Officer)

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